UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-07897

MUNDER SERIES TRUST II
(FORMERLY THE MUNDER FRAMLINGTON FUNDS TRUST)
(Exact name of registrant as specified in charter)
480 PIERCE STREET
BIRMINGHAM, MICHIGAN 48009

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

STEPHEN SHENKENBERG 480 PIERCE STREET BIRMINGHAM, MICHIGAN 48009	JANE KANTER DECHERT LLP 1775 I STREET, N.W. WASHINGTON, D.C. 20006
Registrant’s telephone number, including area code: (248) 647-9200
Date of fiscal year end: June 30
Date of reporting period: June 30, 2007

Item 1: Report to Shareholder.

ANNUAL REPORT
June 30, 2007
Munder Healthcare Fund
Class A, B, C, K, R & Y Shares

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The Munder Funds Letter to Shareholders

DEAR MUNDER FUND SHAREHOLDERS:

    When we completed our management-led buyout last December, we believed that one of the key benefits to our new structure would be increased opportunities for our firm, and therefore, for investors in our Funds. In keeping with those expectations, we are excited to announce that on August 6, 2007, we completed the hiring of an international investment team formerly with The Boston Company. The team of seven portfolio managers and analysts, led by Remi Browne, CFA, who has over 22 years of experience in international investing, brings depth and a solid track record in the international arena to Munder Capital. The team will be located in Boston, where Munder Capital currently has a client-servicing and marketing presence.

    We are especially pleased with this addition to Munder Capital for two reasons. First, in an increasingly global world, investors are becoming more focused on the place of international stocks in their overall investment strategy. We are now able to add two additional international equity mutual funds, based on proven international investment disciplines, to our current international equity and fixed income offerings. Second, this international team is a particularly good fit for our firm. The portfolio managers’ disciplined investment approach incorporates risk management tools, as do our other investment disciplines. In addition, the team has extensive experience in working with both institutional investors and mutual fund shareholders, another hallmark of Munder Capital.

    By the time you receive this Annual Report, two new international equity mutual funds, the Munder International Fund - Core Equity and the Munder International Small-Mid Cap Fund, will be up and running. Munder Capital will also offer its existing Munder International Equity Fund, which will continue to be managed in Birmingham, Michigan by its current portfolio management team. The quantitative approach used in this Fund will complement the disciplines provided by the team in Boston.

    We have always understood that the success of any investment firm depends on its ability to provide investment disciplines that meet the needs of its investors, along with competitive investment returns. Be assured that as we examine new opportunities and possibilities for the firm, we do so from the perspective of our shareholders’ investment needs.

Very Truly Yours,

John S. Adams
President and Principal Executive Officer, The Munder Funds
Chief Executive Officer and Chief Investment Officer, Munder Capital Management

Investors should note that investments in foreign securities involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards.

Table of
   Contents

ii	Management’s Discussion of Fund Performance
iv	Hypothetical and Total Returns
viii	Shareholder Fee Example
1	Portfolio of Investments
6	Statement of Assets and Liabilities
8	Statement of Operations
9	Statements of Changes in Net Assets
10	Statements of Changes in Net Assets — Capital Stock Activity
12	Financial Highlights
19	Notes to Financial Statements
39	Report of Independent Registered Public Accounting Firm

An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus. To obtain more information, please call (800) 438-5789 or visit www.munder.com. Please read the prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

i

Management’s Discussion of
   Fund Performance

    Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

    The Fund concentrates its investments in health care-related securities and is therefore subject to higher market risk and price volatility than funds with more broadly diversified investments. Investors should also note that the Fund can invest all of its assets in foreign securities, and such investments involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards.

    Fund holdings are subject to change and percentages shown below are based on net assets as of June 30, 2007. The following pie chart illustrates the allocation of the Fund’s investments by sub-industry. A complete list of holdings as of June 30, 2007 is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 438-5789.

 SUB-INDUSTRY ALLOCATION

    The performance data contained in the following commentary is based on Class Y Shares of the Fund for the year ended June 30, 2007. Performance of the other classes of shares will differ. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

Portfolio Manager: Thomas Wald

    The Fund generated a 13.68% return for the one year ended June 30, 2007, compared to the 17.26% return for the S&P GSSITM Health Care Index (formerly known as the Goldman Sachs Sector Index — Health Care) and the 14.33% median return for the Lipper universe of health/biotechnology funds.

    On an absolute basis, the Fund benefited from a positive environment for health care investors during the year ended June 30, 2007. On a relative basis, the Fund trailed its S&P GSSITM Health Care benchmark largely because of the relative weakness of the pharmaceuticals and biotechnology segments of the Fund.

    An overweight in Schering-Plough Corporation (4.1% of the Fund) was a bright spot in the pharmaceuticals segment, with the stock appreciating by over 60% during the year. The positive impact of this stock, however, was countered by the negative impact of underweights in Bristol-Myers Squibb Company (3.5% of the Fund) and Merck & Co., Inc. (5.6% of the Fund), and overweighted positions in AstraZeneca PLC (eliminated from the Fund in November), GlaxoSmithKline PLC (eliminated from the Fund in September), Eli Lilly and Company (3.3% of the Fund), Novartis AG (0.5% of the Fund) and Allergan, Inc. (1.0% of the Fund).

    The lack of a position in MedImmune, Inc., which appreciated by over 100% during the year ended June 30, 2007, was the largest detractor from returns in the biotechnology segment of the Fund. Performance of the segment was also hurt by overweights in Amgen Inc. (3.3% of the Fund) and Genentech, Inc. (4.6% of the Fund). Both stocks had negative returns for the one-year period.

    The relative weakness of the pharmaceuticals and biotechnology segments of the Fund was partially offset by the relative strength of the drug retail segment. That segment benefited from its holding of CVS Caremark Corporation (3.2% of the Fund), which was a strong performer for the year ended June 30, 2007.

    Index and Lipper performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. The S&P Goldman Sachs Sector Index — Health Care (S&P GSSITM Health Care Index) is a modified capitalization-weighted equity index designed to measure the performance of U.S. traded securities in the health care sector. You cannot invest directly in an index, securities in the Fund will not match those in the index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

    The Lipper universe of health/biotechnology funds represents the universe of mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. You cannot invest directly in a Lipper universe.

Hypothetical and Total Returns

The following graph represents the performance of the oldest class of shares of the Fund, Class Y Shares, over the past ten years. The table following the line graph sets forth performance information and the growth of a hypothetical $10,000 investment for each class of shares offered by the Fund. Differing sales charges and expenses of classes not shown in the line graph will have an effect on performance. In addition, the information contained in the graph and table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Munder Healthcare Fund

CLASS Y SHARE HYPOTHETICAL

A Hypothetical Illustration of a $10,000 Investment

	GROWTH OF A $10,000 INVESTMENT THROUGH 6/30/07(1)

						Lipper
						Health/
					S&P GSSITM	Biotechnology
Class and	With		Without	S&P 500®	Health Care	Funds
Inception Date	Load		Load	Index*	Index*	Median**

CLASS Y 12/31/96	N/A		$26,090	$19,909	$23,873	$27,350

CLASS A 2/14/97	$24,058	#	$25,450	$19,909	$23,873	$27,350

CLASS B 1/31/97	N/A		$23,646	$19,909	$23,873	$27,350

CLASS C 1/13/97	N/A		$23,596	$19,909	$23,873	$27,350

CLASS K 4/1/97	N/A		$25,413	$19,909	$23,873	$27,350

CLASS R 7/29/04	N/A		$12,876	$14,401	$13,647	$13,388

(1)	Amounts represent the growth of a $10,000 investment over the past ten years or since inception, whichever period is shorter.

#	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares.

*	The S&P 500® Index is a widely recognized unmanaged index that measures the performance of the large-cap sector of the U.S. stock market. The S&P GSSITM Health Care Index (formerly known as the Goldman Sachs Sector Index — Health Care) is a modified capitalization-weighted equity index designed to measure the performance of U.S. traded securities in the health care sector. Index since inception comparative returns are as of 7/1/97 for Class A, Class B, Class C, Class K, and Class Y Shares of the Fund and as of 8/1/04 for Class R Shares of the Fund.

**	The Lipper Health/Biotechnology Funds Median represents the median performance of a universe of mutual funds that have been in existence since the Fund’s inception and are categorized by Lipper, Inc. under the same investment objective as the Fund. Lipper since inception comparative returns are as of 7/1/97 for Class A, Class B, Class C, Class K, and Class Y Shares of the Fund and as of 8/1/04 for Class R Shares of the Fund.

v

	AVERAGE ANNUAL TOTAL RETURNS THROUGH 6/30/07

			One		Five		Ten		Since
	One		Year	Five	Years	Ten	Years	Since	Inception
Class and	Year		w/out	Years	w/out	Years	w/out	Inception	w/out
Inception Date	w/load		load	w/load	load	w/load	load	w/load	load

CLASS Y 12/31/96	N/A		13.68%	N/A	10.94%	N/A	10.06%	N/A	10.46%
CLASS A 2/14/97	7.17%	#	13.40%	9.41%#	10.66%	9.18%#	9.79%	8.44%#	9.03%
CLASS B 1/31/97	7.56%	†	12.56%	9.57%†	9.85%	N/A	8.99%	N/A	8.45%
CLASS C 1/13/97	11.52%†		12.52%	N/A	9.83%	N/A	8.96%	N/A	9.00%
CLASS K 4/1/97	N/A		13.42%	N/A	10.67%	N/A	9.78%	N/A	11.05%
CLASS R 7/29/04	N/A		13.07%	N/A	N/A	N/A	N/A	N/A	9.03%

    Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

    As identified in the current Fund prospectus, the gross expense ratios for Class A, Class B, Class C, Class K, Class R and Class Y Shares for the fiscal year ended 6/30/06 were 1.83%, 2.58%, 2.58%, 1.84%, 2.09% and 1.58%, respectively. Expenses for the fiscal year ended 6/30/07 are included in this Annual Report in the Financial Highlights. Munder Capital Management limited certain expenses of Class A, Class B, Class C, Class K and Class Y Shares of the Fund during the 1997-2002 calendar years. Munder Capital also made a voluntary capital contribution to the Fund during the 2005 calendar year. In addition, the Fund’s former Sub-Advisor made a capital contribution to the Fund during the 2004 calendar year. Total returns would have been lower if Munder Capital or the Sub-Advisor had not limited expenses or made capital contributions during those periods.

#	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares.

†	Based on the declining contingent deferred sales charge (CDSC) schedule described in the prospectus.

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Shareholder Fee Example (Unaudited)

Example

    Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

    The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2007 to June 30, 2007.

Actual Expenses

    The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A, Class B, or Class C Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $15 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

    The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

    Please note that the expenses shown in the table for the Fund and in similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning	Ending
	Account	Account	Expenses Paid	Annualized
	Value	Value	During Period*	Expense
	1/1/07	6/30/07	1/1/07-6/30/07	Ratio

Actual
Class A	$1,000.00	$1,058.10	$10.41	2.04%
Class B	$1,000.00	$1,054.60	$14.21	2.79%
Class C	$1,000.00	$1,054.20	$14.21	2.79%
Class K	$1,000.00	$1,058.20	$10.41	2.04%
Class R	$1,000.00	$1,056.90	$11.83	2.32%
Class Y	$1,000.00	$1,059.50	$9.14	1.79%

Hypothetical
Class A	$1,000.00	$1,014.68	$10.19	2.04%
Class B	$1,000.00	$1,010.96	$13.91	2.79%
Class C	$1,000.00	$1,010.96	$13.91	2.79%
Class K	$1,000.00	$1,014.68	$10.19	2.04%
Class R	$1,000.00	$1,013.29	$11.58	2.32%
Class Y	$1,000.00	$1,015.92	$8.95	1.79%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 181/365 (to reflect the one-half year period).

    The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

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x

Munder Healthcare Fund

Portfolio of Investments, June 30, 2007

Shares		Value

COMMON STOCKS — 100.0%
Consumer Staples — 3.2%
Drug Retail — 3.2%
106,811	CVS Caremark Corporation	$3,893,261

Health Care — 96.8%
Biotechnology — 14.2%
70,575	Amgen Inc. †	3,902,092
23,225	Biogen Idec Inc. †	1,242,538
44,425	Celgene Corporation †,(a)	2,546,885
73,325	Genentech, Inc. †	5,547,769
14,775	Genzyme Corporation †	951,510
73,050	Gilead Sciences, Inc. †	2,832,148

		17,022,942

Health Care Services — 4.6%
5,475	DaVita, Inc. †	294,993
42,750	Express Scripts, Inc. †	2,137,928
39,500	Medco Health Solutions, Inc. †	3,080,605

		5,513,526

Health Care Distributors — 3.9%
31,475	Cardinal Health, Inc.	2,223,394
41,175	McKesson Corporation	2,455,677

		4,679,071

Health Care Equipment — 15.8%
90,100	Baxter International, Inc.	5,076,234
53,000	Boston Scientific Corporation †	813,020
122,950	Medtronic, Inc.	6,376,187
23,850	Respironics, Inc. †	1,015,771
62,675	St. Jude Medical, Inc. †	2,600,386
33,175	Stryker Corporation	2,093,011
12,000	Zimmer Holdings, Inc. †	1,018,680

		18,993,289

Health Care Supplies — 2.4%
21,475	Alcon, Inc.	2,897,192

See Notes to Financial Statements.

Munder Healthcare Fund

Portfolio of Investments, June 30, 2007 (continued)

Shares		Value

COMMON STOCKS (Continued)
Health Care (Continued)
Life Sciences Tools & Services — 2.3%
17,175	QIAGEN N.V. †,(a)	$305,543
5,850	Techne Corporation †	334,679
40,325	Thermo Fisher Scientific Inc. †,(a)	2,085,609

		2,725,831

Managed Health Care — 12.0%
60,900	Aetna, Inc.	3,008,460
32,775	CIGNA Corporation	1,711,510
29,900	Coventry Health Care, Inc. †,(a)	1,723,735
88,912	UnitedHealth Group, Inc.	4,546,960
42,140	WellPoint, Inc. †	3,364,036

		14,354,701

Pharmaceuticals — 41.6%
158,500	Abbott Laboratories	8,487,675
21,300	Allergan, Inc.	1,227,732
133,475	Bristol-Myers Squibb Company	4,212,471
71,050	Eli Lilly and Company	3,970,274
110,625	Johnson & Johnson	6,816,712
133,825	Merck & Co., Inc.	6,664,485
11,650	Novartis AG, ADR	653,216
217,350	Pfizer Inc.	5,557,640
160,725	Schering-Plough Corporation	4,892,469
43,000	Teva Pharmaceutical Industries Limited, ADR	1,773,750
98,475	Wyeth	5,646,556

		49,902,980

Total Health Care		116,089,532

TOTAL COMMON STOCKS
(Cost $99,488,217)		119,982,793

See Notes to Financial Statements.

Shares		Value

WARRANTS — 0.0%
Biotechnology — 0.0%
50,000	Aphton Corporation, expires 09/18/2008 (exercise price: $8.12) †,(b)	$0
6,563	Torreypines Therapeutics, Inc., expires 01/08/2009 (exercise price: $58.00) †,(b)	0

TOTAL WARRANTS
(Cost $330,613)		0

INVESTMENT COMPANY SECURITY — 0.1%
(Cost $78,506)
78,506	Institutional Money Market Fund (c)	78,506

COLLATERAL FOR SECURITIES ON LOAN — 2.8%
(Cost $3,371,554)
3,371,554	State Street Navigator Securities Trust — Prime Portfolio (d)	3,371,554

TOTAL INVESTMENTS
(Cost $103,268,890)	102.9%	123,432,853
OTHER ASSETS AND LIABILITIES (Net)	(2.9)	(3,498,355)

NET ASSETS	100.0%	$119,934,498

†	Non-income producing security.

(a)	Security, or a portion thereof, is on loan.

(b)	Fair valued security as of June 30, 2007 (see Notes to Financial Statements, Note 2).

(c)	Affiliated company security (see Notes to Financial Statements, Note 3).

(d)	At June 30, 2007, the market value of the securities on loan is $3,295,746.

ABBREVIATION:

ADR — American Depositary Receipt

See Notes to Financial Statements.

Munder Healthcare Fund

Portfolio of Investments, June 30, 2007 (continued)

At June 30, 2007, the country diversification (based on the country in which the company’s headquarters is located) of the Fund was as follows (assume United States unless otherwise indicated):

	% of
	Net Assets	Value

COMMON STOCKS:
United States	95.3%	$114,353,092
Switzerland	3.0	3,550,408
Israel	1.5	1,773,750
Netherlands	0.2	305,543

TOTAL COMMON STOCKS	100.0	119,982,793
COLLATERAL FOR SECURITIES ON LOAN	2.8	3,371,554
INVESTMENT COMPANY SECURITY	0.1	78,506
WARRANTS	0.0	0

TOTAL INVESTMENTS	102.9	123,432,853
OTHER ASSETS AND LIABILITIES (Net)	(2.9)	(3,498,355)

NET ASSETS	100.0%	$119,934,498

See Notes to Financial Statements.

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Munder Healthcare Fund

Statement of Assets and Liabilities, June 30, 2007

ASSETS:
Investments, at value
See accompanying schedule:
Securities of unaffiliated companies* (cost — $103,190,384)	$123,354,347
Securities of affiliated company (cost — $78,506)	78,506

Total Investments	123,432,853
Dividends receivable	77,382
Receivable for investment securities sold	400,126
Receivable for Fund shares sold	21,872
Prepaid expenses and other assets	59,409

Total Assets	123,991,642

LIABILITIES:
Payable for Fund shares redeemed	396,477
Payable upon return of securities loaned	3,371,554
Transfer agency/record keeping fees payable	127,794
Trustees’ fees and expenses payable	51,193
Distribution and shareholder servicing fees payable — Class A, B, C and R Shares	50,248
Investment advisory fees payable	6,496
Administration fees payable	1,613
Custody fees payable	1,517
Shareholder servicing fees payable — Class K Shares	20
Accrued expenses and other payables	50,232

Total Liabilities	4,057,144

NET ASSETS	$119,934,498

Investments, at cost	$103,268,890

*	Including $3,295,746 of securities loaned.

See Notes to Financial Statements.

NET ASSETS consist of:
Accumulated net investment loss	$(38,171)
Accumulated net realized loss on investments sold	(134,295,634)
Net unrealized appreciation of investments	20,163,963
Par value	4,605
Paid-in capital	234,099,735

$119,934,498

NET ASSETS:
Class A Shares	$64,487,825

Class B Shares	$19,154,776

Class C Shares	$24,170,298

Class K Shares	$95,836

Class R Shares	$14,726

Class Y Shares	$12,011,037

SHARES OUTSTANDING:
Class A Shares	2,410,450

Class B Shares	774,265

Class C Shares	978,014

Class K Shares	3,588

Class R Shares	555

Class Y Shares	437,820

CLASS A SHARES:
Net asset value and redemption price per share	$26.75

Maximum sales charge	5.50%
Maximum offering price per share	$28.31

CLASS B SHARES:
Net asset value and offering price per share*	$24.74

CLASS C SHARES:
Net asset value and offering price per share*	$24.71

CLASS K SHARES:
Net asset value, offering price and redemption price per share	$26.71

CLASS R SHARES:
Net asset value, offering price and redemption price per share	$26.55

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$27.43

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

Munder Healthcare Fund

Statement of Operations, For the Year Ended June 30, 2007

INVESTMENT INCOME:
Interest	$28,392
Dividends on securities of unaffiliated companies(a)	2,016,365
Dividends on securities of affiliated company	18,172
Securities lending, net of borrower rebates	7,914

Total Investment Income	2,070,843

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	189,532
Class B Shares	249,629
Class C Shares	281,262
Class R Shares	59
Shareholder servicing fees:
Class K Shares	230
Investment advisory fees	1,399,877
Transfer agency/record keeping fees	506,757
Administration fees	214,151
Printing and mailing fees	102,949
Registration and filing fees	72,727
Legal and audit fees	64,674
Trustees’ fees and expenses	40,429
Custody fees	32,515
Other	59,650

Total Expenses	3,214,441

NET INVESTMENT LOSS	(1,143,598)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain from security transactions	8,008,687
Net change in unrealized appreciation/(depreciation) of securities	11,163,618

Net realized and unrealized gain on investments	19,172,305

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$18,028,707

(a)	Net of foreign withholding taxes of $13,296.

See Notes to Financial Statements.

Munder Healthcare Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	June 30, 2007	June 30, 2006

Net investment loss	$(1,143,598)	$(2,412,455)
Net realized gain from security transactions	8,008,687	17,396,934
Net change in net unrealized appreciation/(depreciation) of securities	11,163,618	(15,169,510)

Net increase/(decrease) in net assets resulting from operations	18,028,707	(185,031)
Net increase/(decrease) in net assets from Fund share transactions:
Class A Shares	(16,816,403)	(2,778,317)
Class B Shares	(27,477,848)	(44,544,367)
Class C Shares	(10,230,309)	(10,311,637)
Class K Shares	—	(58,569)
Class R Shares	7,854	—
Class Y Shares	(239,381)	33,372
Short-term trading fees	2,251	6,129
Voluntary contribution from Advisor	—	176,297

Net decrease in net assets	(36,725,129)	(57,662,123)
NET ASSETS:
Beginning of year	156,659,627	214,321,750

End of year	$119,934,498	$156,659,627

Accumulated net investment loss	$(38,171)	$(39,125)

See Notes to Financial Statements.

Munder Healthcare Fund

Statements of Changes in Net Assets — Capital Stock Activity

	Year Ended	Year Ended
	June 30, 2007	June 30, 2006

Amount
Class A Shares:
Sold*	$22,872,626	$29,689,162
Redeemed	(39,689,029)	(32,467,479)

Net decrease	$(16,816,403)	$(2,778,317)

Class B Shares:
Sold	$1,012,187	$1,710,087
Redeemed*	(28,490,035)	(46,254,454)

Net decrease	$(27,477,848)	$(44,544,367)

Class C Shares:
Sold	$523,546	$1,626,958
Redeemed	(10,753,855)	(11,938,595)

Net decrease	$(10,230,309)	$(10,311,637)

Class K Shares:
Redeemed	$—	$(58,569)

Net decrease	$—	$(58,569)

Class R Shares:
Sold	$7,956	$—
Redeemed	(102)	—

Net increase	$7,854	$—

Class Y Shares:
Sold	$306,163	$1,026,485
Redeemed	(545,544)	(993,113)

Net increase/(decrease)	$(239,381)	$33,372

*	May include amounts automatically converted from Class B Shares to Class A Shares.

See Notes to Financial Statements.

	Year Ended	Year Ended
	June 30, 2007	June 30, 2006

Shares
Class A Shares:
Sold*	924,770	1,179,686
Redeemed	(1,554,190)	(1,317,730)

Net decrease	(629,420)	(138,044)

Class B Shares:
Sold	42,670	73,403
Redeemed*	(1,230,979)	(1,977,724)

Net decrease	(1,188,309)	(1,904,321)

Class C Shares:
Sold	22,111	69,196
Redeemed	(453,676)	(518,041)

Net decrease	(431,565)	(448,845)

Class K Shares:
Redeemed	—	(2,354)

Net decrease	—	(2,354)

Class R Shares:
Sold	317	—
Redeemed	(4)	—

Net increase	313	—

Class Y Shares:
Sold	11,550	39,531
Redeemed	(20,461)	(39,605)

Net decrease	(8,911)	(74)

*	May include amounts automatically converted from Class B Shares to Class A Shares.

See Notes to Financial Statements.

Munder Healthcare Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	A Shares

	Year	Year		Year	Year		Year
	Ended	Ended		Ended	Ended		Ended
	6/30/07(b)	6/30/06(b)		6/30/05(b)	6/30/04(b)		6/30/03(b)

Net asset value, beginning of period	$23.59	$23.78		$23.22	$17.67		$16.11

Income/(loss) from investment operations:
Net investment loss	(0.14)	(0.20)		(0.33)	(0.36)		(0.29)
Net realized and unrealized gain/(loss) on investments	3.30	(0.01)		0.89	5.91		1.85

Total from investment operations	3.16	(0.21)		0.56	5.55		1.56

Short-term trading fees	0.00 (c)	0.00	(c)	0.00 (c)	0.00	(c)	—

Voluntary contribution from Advisor	—	0.02		—	—		—

Net asset value, end of period	$26.75	$23.59		$23.78	$23.22		$17.67

Total return(d)	13.40%	(0.80	)%(f)	2.41%	31.41	%(e)	9.62%

Ratios to average net assets/ supplemental data:
Net assets, end of period (in 000’s)	$64,488	$71,711		$75,570	$98,196		$67,456
Ratio of operating expenses to average net assets	2.03%	1.83%		1.92%	1.91%		2.14%
Ratio of net investment loss to average net assets	(0.55)%	(0.81)%		(1.46)%	(1.68)%		(2.02)%
Portfolio turnover rate	30%	47%		118%	68%		46%
Ratio of operating expenses to average net assets without expense waivers and/or reimbursements	2.03%	1.83%		1.92%	1.93%		2.17%

(a)	Class A Shares and Class B Shares of the Fund commenced operations on February 14, 1997 and January 31, 1997, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e)	If the Sub-Advisor had not reimbursed the Fund for the realized loss on the disposal of an investment in violation of policies, the total return would have been 31.30% for Class A Shares and 30.23% for Class B Shares.

(f)	If the Advisor had not made a voluntary capital contribution to the Fund, the total return would have been (0.88)% for Class A Shares and (1.61)% for Class B Shares.

See Notes to Financial Statements.

B Shares

Year	Year		Year	Year		Year
Ended	Ended		Ended	Ended		Ended
6/30/07(b)	6/30/06(b)		6/30/05(b)	6/30/04(b)		6/30/03(b)

$21.98	$22.32		$21.96	$16.84		$15.47

(0.31)	(0.37)		(0.46)	(0.49)		(0.39)
3.07	0.01		0.82	5.61		1.76

2.76	(0.36)		0.36	5.12		1.37

0.00 (c)	0.00	(c)	0.00(c )	0.00	(c)	—

—	0.02		—	—		—

$24.74	$21.98		$22.32	$21.96		$16.84

12.56%	(1.52	)%(f)	1.64%	30.40	%(e)	8.86%

$19,155	$43,131		$86,320	$117,126		$104,007
2.77%	2.58%		2.67%	2.66%		2.89%
(1.31)%	(1.58)%		(2.21)%	(2.43)%		(2.77)%
30%	47%		118%	68%		46%
2.77%	2.58%		2.67%	2.68%		2.92%

See Notes to Financial Statements.

Munder Healthcare Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period (continued)

	C Shares

	Year	Year		Year	Year		Year
	Ended	Ended		Ended	Ended		Ended
	6/30/07(b)	6/30/06(b)		6/30/05(b)	6/30/04(b)		6/30/03(b)

Net asset value, beginning of period	$21.96	$22.30		$21.94	$16.82		$15.45

Income/(loss) from investment operations:
Net investment loss	(0.31)	(0.36)		(0.46)	(0.49)		(0.39)
Net realized and unrealized gain/(loss) on investments	3.06	0.00	(c)	0.82	5.61		1.76

Total from investment operations	2.75	(0.36)		0.36	5.12		1.37

Short-term trading fees	0.00 (c)	0.00	(c)	0.00 (c)	0.00	(c)	—

Voluntary contribution from Advisor	—	0.02		—	—		—

Net asset value, end of period	$24.71	$21.96		$22.30	$21.94		$16.82

Total return(d)	12.52%	(1.52	)%(f)	1.64%	30.44	%(e)	8.80%

Ratios to average net assets/ supplemental data:
Net assets, end of period (in 000’s)	$24,170	$30,948		$41,443	$55,756		$49,725
Ratio of operating expenses to average net assets	2.77%	2.58%		2.67%	2.66%		2.89%
Ratio of net investment loss to average net assets	(1.30)%	(1.57)%		(2.21)%	(2.43)%		(2.77)%
Portfolio turnover rate	30%	47%		118%	68%		46%
Ratio of operating expenses to average net assets without expense waivers and/or reimbursements	2.77%	2.58%		2.67%	2.68%		2.92%

(a)	Class C Shares and Class K Shares of the Fund commenced operations on January 13, 1997 and April 1, 1997, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e)	If the Sub-Advisor had not reimbursed the Fund for the realized loss on the disposal of an investment in violation of policies, the total return would have been 30.26% for Class C Shares and 31.24% for Class K Shares.

(f)	If the Advisor had not made a voluntary capital contribution to the Fund, the total return would have been (1.61)% for Class C Shares and (0.93)% for Class K Shares.

See Notes to Financial Statements.

K Shares

Year	Year		Year	Year		Year
Ended	Ended		Ended	Ended		Ended
6/30/07(b)	6/30/06(b)		6/30/05(b)	6/30/04(b)		6/30/03(b)

$23.55	$23.75		$23.18	$17.64		$16.09

(0.14)	(0.20)		(0.33)	(0.36)		(0.29)
3.30	(0.02)		0.90	5.90		1.84

3.16	(0.22)		0.57	5.54		1.55

0.00 (c)	0.00	(c)	0.00(c )	0.00	(c)	—

—	0.02		—	—		—

$26.71	$23.55		$23.75	$23.18		$17.64

13.42%	(0.84	)%(f)	2.41%	31.46	%(e)	9.63%

$96	$85		$141	$165		$184
2.03%	1.84%		1.92%	1.91%		2.14%
(0.54)%	(0.82)%		(1.46)%	(1.68)%		(2.02)%
30%	47%		118%	68%		46%
2.03%	1.84%		1.92%	1.93%		2.17%

See Notes to Financial Statements.

Munder Healthcare Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period (continued)

	R Shares

	Year	Year		Period
	Ended	Ended		Ended
	6/30/07(b)	6/30/06(b)		6/30/05(b)

Net asset value, beginning of period	$23.48	$23.73		$20.62

Income/(loss) from investment operations:
Net investment loss	(0.20)	(0.26)		(0.35)
Net realized and unrealized gain/(loss) on investments	3.27	(0.01)		3.46

Total from investment operations	3.07	(0.27)		3.11

Short-term trading fees	0.00 (c)	0.00	(c)	(0.00	)(c)

Voluntary contribution from Advisor	—	0.02		—

Net asset value, end of period	$26.55	$23.48		$23.73

Total return(d)	13.07%	(1.05	)%(f)	15.08%

Ratios to average net assets/ supplemental data:
Net assets, end of period (in 000’s)	$15	$6		$6
Ratio of operating expenses to average net assets	2.30%	2.09%		2.17	%(g)
Ratio of net investment loss to average net assets	(0.79)%	(1.07)%		(1.70	)%(g)
Portfolio turnover rate	30%	47%		118%
Ratio of operating expenses to average net assets without expense waivers and/or reimbursements	2.30%	2.09%		2.17	%(g)

(a)	Class R Shares and Class Y Shares of the Fund commenced operations on July 29, 2004 and December 31, 1996, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated.

(e)	If the Sub-Advisor had not reimbursed the Fund for the realized loss on the disposal of an investment in violation of policies, the total return would have been 31.61% for Class Y Shares.

(f)	If the Advisor had not made a voluntary capital contribution to the Fund, the total return would have been (1.14)% for Class R Shares and (0.66)% for Class Y Shares.

(g)	Annualized.

See Notes to Financial Statements.

Y Shares

Year	Year		Year	Year		Year
Ended	Ended		Ended	Ended		Ended
6/30/07(b)	6/30/06(b)		6/30/05(b)	6/30/04(b)		6/30/03(b)

$24.13	$24.26		$23.64	$17.94		$16.32

(0.08)	(0.14)		(0.28)	(0.31)		(0.26)
3.38	(0.01)		0.90	6.01		1.88

3.30	(0.15)		0.62	5.70		1.62

0.00 (c)	0.00	(c)	0.00(c )	0.00	(c)	—

—	0.02		—	—		—

$27.43	$24.13		$24.26	$23.64		$17.94

13.68%	(0.58	)%(f)	2.66%	31.77	%(e)	9.93%

$12,011	$10,779		$10,841	$10,994		$7,031
1.78%	1.58%		1.67%	1.66%		1.89%
(0.30)%	(0.56)%		(1.21)%	(1.43)%		(1.77)%
30%	47%		118%	68%		46%
1.78%	1.58%		1.67%	1.68%		1.92%

See Notes to Financial Statements.

[This Page Intentionally Left Blank]

Munder Healthcare Fund

Notes to Financial Statements, June 30, 2007

1.	Organization

    As of June 30, 2007, the Munder Funds (sometimes referred to as the “Funds”) consisted of 25 portfolios, each of which is a series of Munder Series Trust (“MST”), Munder Series Trust II (“MSTII”) or The Munder @Vantage Fund (“@Vantage”). Information presented in these financial statements pertains only to the Munder Healthcare Fund (the “Fund”), the only series of MSTII. Financial statements for the other Munder Funds are presented in separate reports.

    MSTII is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and was organized as a Massachusetts business trust on October 30, 1996. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s goal is to provide long-term capital appreciation. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each with a par value of $0.001.

    The Fund has 6 classes of shares — Class A, Class B, Class C, Class K, Class R and Class Y Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C Shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). As of June 30, 2007, Class B Shares were closed to new investors, subject to certain limited exceptions. Class B Shares automatically convert to Class A Shares on a date based on the initial purchase date of Class B Shares and the passage of a specified period of time since that date. Class K, Class R and Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

2.	Significant Accounting Policies

    The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

    Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various

Munder Healthcare Fund

Notes to Financial Statements, June 30, 2007 (continued)

pricing sources approved by the Board of Trustees. Equity securities are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities (other than depositary receipts) are valued at the mean of the bid and asked prices, and depositary receipts are valued based on the underlying security’s value and relevant exchange rate. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last reported market quotations, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. The value of securities of other open end funds held by the Fund, if any, is calculated using the net asset value of such underlying funds. Securities that are primarily traded on foreign securities exchanges may also be subject to fair valuation by such pricing committee should a significant event occur subsequent to the close of the foreign securities exchanges. Fair valuations involve a review of relevant factors, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country-specific information. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued on an amortized cost basis, which approximates current market value, unless the Board of Trustees determines that such valuation does not constitute fair value at that time.

    Foreign Currency: The books and records of the Fund are maintained in U.S. dollars. Investment securities, other assets and liabilities, securities transactions, and items of income and expense denominated in foreign currencies are translated into U.S. dollars.

    Unrealized gains and losses resulting from changes in foreign currency exchange rates on all assets and liabilities denominated in foreign currencies other than investment securities are included in the net change in unrealized appreciation/(depreciation) of foreign currency-related transactions. Net realized gains and losses from foreign currency-related transactions include foreign currency gains and losses between trade date and settlement date on investment security, foreign currency and foreign interest and dividend income transactions.

    Unrealized gains and losses resulting from changes in foreign currency exchange rates on investment securities denominated in foreign currencies are included in the net change in unrealized appreciation/(depreciation) of securities. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and

Munder Healthcare Fund

Notes to Financial Statements, June 30, 2007 (continued)

subsequent sale trade date of securities denominated in foreign currencies is included in realized gains and losses from security transactions.

    Forward Foreign Currency Exchange and Spot Contracts: The Fund may engage in forward foreign currency exchange and spot contracts in an effort to facilitate transactions in foreign securities and to reduce exposure to foreign currency exchange rates. The value of such contracts is translated into U.S. dollars. Forward foreign currency exchange and spot contracts are marked to market daily. The change in market value is recorded as unrealized appreciation/(depreciation) from foreign currency-related transactions. When the contract is closed, the Fund records a realized gain or loss from foreign currency-related transactions equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

    The use of forward foreign currency exchange and spot contracts does not eliminate fluctuations in the underlying prices of the Fund’s securities, but it does establish a rate of exchange on a particular date. When a contract is used to hedge against movements in exchange rates, it will limit the risk of loss due to a decline in the value of the hedged currency during the relevant period, but will also limit any potential gain that might result should the value of the currency increase during that period. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

    Repurchase Agreements: Each repurchase agreement entered into by the Fund provides that the seller must transfer to the Fund initial collateral at least equal to the total amount of the repurchase obligation, including interest, and transfer upon request additional collateral any time the value of the collateral falls below such level. Each repurchase agreement also provides that in the event of counterparty default, the Fund has the right to accelerate the seller’s repurchase obligation and/or use the collateral to satisfy the seller’s repurchase obligation. However, there could be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of possible decline in the value of the collateral securities during the period in which the Fund seeks to assert its rights.

    Loans of Portfolio Securities: The Fund may loan portfolio securities in an amount up to one-third of the value of its total assets to certain approved borrowers. Prior to December 14, 2006, the limit on securities lending was 25% of the value of the Fund’s total assets. Each loan is secured by cash or non-cash collateral which is adjusted daily to have a market value at least equal to 100% of securities loaned at the close of business on the preceding

Munder Healthcare Fund

Notes to Financial Statements, June 30, 2007 (continued)

business day. Cash collateral received by the Fund is invested in short-term instruments and is recorded on the Fund’s Portfolio of Investments and Statement of Assets and Liabilities. Non-cash collateral is held on behalf of the Fund by the lending agent and is not reflected in the Fund’s Portfolio of Investments or Statement of Assets and Liabilities. The Fund may share with the borrower a portion of the income received on collateral for the loan, or will be paid a premium for the loan. The Fund also continues to receive the equivalent of the interest and dividends paid on the loaned securities. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. If the borrower defaults or bankruptcy proceedings commence with respect to the borrower of the security, realization of the value of the securities loaned may be delayed or limited.

    Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Dividends are recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. General expenses of the Munder Funds are allocated to the Fund based upon the relevant driver of such expenses. General expenses, income and realized and unrealized gains and losses of the Fund are then prorated among the share classes based on the relative average net assets of each class.

    Short-Term Trading (Redemption) Fees: A short-term trading fee of 2% is assessed on certain redemptions of Fund shares made within a specified number of days after purchase, as described in the Fund’s prospectus. Prior to October 31, 2006, the fee applied to redemptions made within 60 days of purchase. Effective October 31, 2006, the fee applies to redemptions made within 30 days of purchase. The fee, which is retained by the Fund, is accounted for as an addition to paid-in capital. These fees (if any) are shown in the accompanying Statements of Changes in Net Assets and Financial Highlights as short-term trading fees.

    Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid annually (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Munder Healthcare Fund

Notes to Financial Statements, June 30, 2007 (continued)

    Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

    New Accounting Pronouncements: In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement 109 (“FIN 48”) was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has evaluated the application of FIN 48 and has determined that there is no impact on the Fund’s financial statements.

    In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact, if any, that the adoption of SFAS 157 will have on the Fund’s financial statements and related disclosures.

3.	Investment Advisor, Administrator and Other Related Party Transactions

    For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed and payable daily, at an annual rate of 1.00% on the first $100 million of average daily net assets; 0.90% of the next $100 million; 0.85% of the next $50 million; and 0.75% of average daily net assets in excess of $250 million. Prior to August 22, 2006, the Advisor was entitled to receive from the Fund a fee at an annual rate of 1.00% based on assets up to $250 million and 0.75% based on assets of $250 million or more. Prior to December 29, 2006, the fee was computed daily and payable monthly. During the year ended June 30, 2007, the Fund paid an annual effective rate of 0.9958% for advisory services.

    The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an administration fee, computed daily and payable monthly, based on the average

Munder Healthcare Fund

Notes to Financial Statements, June 30, 2007 (continued)

daily net assets of the Fund at the following annual rates subject to a Fund minimum fee:

Fund Net Assets	Annual Fee

First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

    In addition, the Advisor is entitled to receive from the Fund an annual financial reporting fee in the amount of $8,000.

    For the year ended June 30, 2007, the Advisor earned $214,151 before payment of sub-administration fees and $139,590 after payment of sub-administration fees for its administrative services to the Fund. During the year ended June 30, 2007, the Fund paid an annual effective rate of 0.1523% for administrative services.

    Beginning on November 27, 2006, the Fund made investments of cash balances primarily in the Institutional Money Market Fund (the “Money Market Fund”), a series of MST. The income earned by the Fund from its investments in the Money Market Fund is included as dividends on securities of affiliated company in the accompanying Statement of Operations. The Advisor earned advisory and administration fees on the investments made in the Money Market Fund in addition to the advisory and administration fees it earned from the Fund. For the year ended June 30, 2007, in connection with the Fund’s investments in the Money Market Fund, the Advisor earned $701 in advisory fees before waivers and expense reimbursements ($21 after waivers and reimbursements) and $297 in administration fees.

    The Advisor made a voluntary capital contribution to the Fund during the year ended June 30, 2006 of $176,297 after completing a review of the application of the Fund’s redemption fee policy in prior years.

    Prior to December 29, 2006, Comerica Incorporated (“Comerica”), through its wholly-owned subsidiary Comerica Bank, owned approximately 96% of the Advisor (87% on a fully diluted basis). Comerica Bank provides administrative, record keeping and other related services associated with maintaining accounts for Comerica Bank clients whose shares are held of record in omnibus accounts. As compensation for these services, Comerica Bank receives a fee of 0.01% of the average daily net assets of the Fund beneficially owned by Comerica Bank and its customers. Comerica Bank earned $532 for its administrative, record keeping and other related services provided to the Fund for the period ended December 29, 2006.

Munder Healthcare Fund

Notes to Financial Statements, June 30, 2007 (continued)

    Each Trustee of MST and MSTII is paid quarterly an aggregate fee consisting of a $78,000 annual retainer ($114,000 for the Chairman) for services provided as a Board member, plus out-of-pocket expenses related to attendance at Board and Committee meetings. Each Trustee of @Vantage is paid quarterly an annual retainer of $6,000 for services provided as a Board member, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Board member who is Chairman of a committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also receives an annual retainer of $3,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more of the Munder Funds selected by the Trustee. These amounts are not, however, actually invested in shares of the Munder Funds, and the obligations of MST, MSTII and @Vantage to make payments of deferred amounts are unsecured general obligations of the Munder Funds. During the year ended June 30, 2007, no officer, director or employee of the Advisor or any of its affiliates received any compensation from MST, MSTII or @Vantage. No officer, director or employee of Comerica or any of its affiliates received any compensation from MST, MSTII or @Vantage during the period ended December 29, 2006.

4. Distribution and Service Plan

    The Fund has a Distribution and Service Plan (the “Plan”) with respect to the Class A, Class B, Class C, Class R and Class K Shares, that was adopted pursuant to Rule 12b-1 under the 1940 Act except with respect to Class K Shares. Under the Plan, service fees may be collected from the Fund primarily to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) who provide shareholder services for the Fund. Additional fees may also be collected from the Fund with respect to Class B, Class C and Class R Shares to pay for certain shareholder services and the distribution of Fund shares to investors. These fees may be used as a form of compensation, including compensation to Service Organizations to obtain various distribution-related services for the Fund.

    The maximum rates, as a percentage of average daily net assets, payable under the Plan are as follows:

Class A	Class B	Class C	Class R	Class K
Shares	Shares	Shares	Shares	Shares
12b-1 Fees	12b-1 Fees	12b-1 Fees	12b-1 Fees	Service Fees

0.25%	1.00%	1.00%	1.00%	0.25%

Munder Healthcare Fund

Notes to Financial Statements, June 30, 2007 (continued)

    For Class R Shares, the 12b-1 fees have been limited to 0.50% pursuant to the Fund’s contract with the Distributor.

    No payments are made under the Plan with regard to Class Y Shares.

    Comerica Securities, Inc. (“Comerica Securities”), a wholly-owned subsidiary of Comerica Bank, and Comerica Bank are among the Service Organizations who may receive fees from the Fund under the Plan. For the period ended December 29, 2006, the Fund paid $70 to Comerica Securities and $38 to Comerica Bank for shareholder and/or distribution-related services provided to Class A, Class B, Class C, Class K and Class R shareholders.

5. Securities Transactions

    Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. government securities were $41,883,097 and $96,463,238, respectively, for the year ended June 30, 2007.

    At June 30, 2007, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $21,077,681, aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $2,339,579 and net appreciation for Federal income tax purposes was $18,738,102. At June 30, 2007, aggregate cost for Federal income tax purposes was $104,694,751.

6. Investment Concentration

    The Fund primarily invests in equity securities of U.S. and, to a lesser extent, foreign companies providing health care, medical services and medical products worldwide. By concentrating its investments, the Fund is subject to higher market risk and price volatility than funds with more broadly diversified investments. The value of stocks of health care and health care-related companies is particularly vulnerable to rapid changes in technology product cycles, government regulations and cost containment measures. In addition, adverse economic, business or political developments affecting the health care sector could have a major effect on the value of the Fund’s investments. As of June 30, 2007, more than 25% of the Fund’s assets were invested in issuers in the pharmaceuticals industry. When the Fund concentrates its investments in an industry or group of industries, adverse market conditions within those industries may have a more significant impact on the Fund than they would on a fund that does not concentrate its investments.

Munder Healthcare Fund

Notes to Financial Statements, June 30, 2007 (continued)

7. Revolving Line of Credit

    Effective December 13, 2006, the Munder Funds renewed a one-year revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $75,000,000 or 15% of the value of the total assets of the Fund. Interest is payable on outstanding borrowings at the Federal Funds Rate plus 0.50%. Additionally, the line of credit includes an annual commitment fee equal to 0.10% per annum through December 12, 2007 on the daily amount of the unused commitment. During the year ended June 30, 2007, the Fund did not utilize the revolving line of credit. For the year ended June 30, 2007, total commitment fees for the Fund were $1,537.

8. Indemnification Obligations

    The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. Income Tax Information

    Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund also may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

    As determined on June 30, 2007, permanent differences resulting from net operating losses were reclassified at year end. The following reclassification had no effect on net income, net assets or net asset value per share:

Undistributed Net
Investment Income	Paid-In Capital

$1,144,552	$(1,144,552)

    At June 30, 2007, the components of distributable earnings on a tax basis were as follows:

Capital Loss	Unrealized
Carryover	Appreciation	Total

(132,869,772)	18,738,102	114,131,670

Munder Healthcare Fund

Notes to Financial Statements, June 30, 2007 (continued)

    The differences between book and tax distributable earnings are primarily due to wash sales and deferred trustees’ fees.

    As determined at June 30, 2007, the Fund had available for Federal income tax purposes, $132,869,772 of unused capital losses of which $1,039,852, $88,152,717 and $43,677,203 expire in 2010, 2011 and 2012, respectively. In addition, the losses expiring in 2010, may be further limited as they were acquired in the reorganization with the Munder Bio(Tech)2 Fund that occurred on May 9, 2003.

    The Fund utilized capital loss carryforwards during the year ended June 30, 2007 in the amount of $7,891,938.

10. Tax Information (Unaudited)

    For the fiscal year ended June 30, 2007, the Fund designated approximately $2,029,661 pursuant to the Internal Revenue Code as qualified dividend income, eligible for reduced tax rates.

11.	Shareholder Meeting Results (Unaudited)

    A Special Meeting of Shareholders (“Meeting”) of the Fund was held on October 26, 2006 seeking approval of four proposals, which were fully described in the Proxy Statement dated September 11, 2006. The Meeting was adjourned twice in order to permit shareholders further time to respond to the solicitation of proxies. When the Meeting reconvened on December 14, 2006, three of the four proposals were approved. With respect to the remaining proposal, the Meeting was further adjourned and reconvened on January 23, 2007 to provide shareholders additional time to vote. The Fund did not obtain approval of this proposal by a majority of the outstanding shares and the results of the vote are as set forth below.

No. of Shares

For	3,054,895
Against	175,812
Abstain	500,647
Broker Non-Votes	—
TOTAL	3,731,354

12.	Quarterly Portfolio Schedule (Unaudited)

    The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may

Munder Healthcare Fund

Notes to Financial Statements, June 30, 2007 (continued)

be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling (800) 438-5789. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

13.	Proxy Voting Policies and Procedures (Unaudited)

    A description of the Advisor’s proxy voting policies and procedures, which have been adopted by the Fund is available without charge, upon request, by calling (800) 438-5789 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

14.	Proxy Voting Record (Unaudited)

    The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ending June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling (800) 438-5789 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

15.	Approval of Investment Advisory Agreement (Unaudited)

    The Advisor provides investment advisory services to the Fund under a Combined Investment Advisory Agreement dated December 29, 2006 (”Advisory Agreement”). On May 15, 2007, the Board of Trustees approved the continuation of the Advisory Agreement with respect to the Fund for an additional one-year period commencing on July 1, 2007. In determining whether to approve the continuation of the Advisory Agreement, the Board requested, and received from the Advisor, the information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below. Both in meetings specifically dedicated to renewal of the Advisory Agreement and in other meetings during the course of the year, the Board received materials relating to the services provided to the Munder Funds by the Advisor. In evaluating the Advisory Agreement, the Trustees conducted a review that was specifically focused upon the renewal of the Advisory Agreement, and relied upon their knowledge, resulting from their meetings throughout the year, of the Advisor, its services and the Munder Funds.

Munder Healthcare Fund

Notes to Financial Statements, June 30, 2007 (continued)

    As discussed in greater detail below, the Board considered many factors in evaluating whether the Advisory Agreement and the fees provided therein with respect to the Fund should be continued for an additional one-year period. The Board was advised by legal counsel to the Munder Funds and the ”Non-Interested Trustees” also were advised by their independent legal counsel with respect to their deliberations regarding the continuation of the Advisory Agreement. (A Trustee is deemed to be a ”Non-Interested Trustee” to the extent the Trustee is not an ”interested person” of the Munder Funds, as that term is defined in Section 2(a)(19) of the 1940 Act.) The discussion below is not intended to be all-inclusive.

    The Board reviewed a variety of factors and considered a significant amount of information. The determination to renew the Advisory Agreement was made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

    Among other factors, the Board requested, considered and evaluated information regarding:

    (a) The nature, extent and quality of the services provided by the Advisor to the Fund under the Advisory Agreement: With respect to this factor, the Board considered:

•	the general experience, business, operations and financial condition of the Advisor. In this regard, the Board was presented with detailed information concerning recent changes to the organizational structure of the Advisor and the stability of the current organizational structure of the Advisor;

•	the qualifications of management of the Advisor and of persons providing portfolio management services to the Fund. In this regard, the Board was presented with detailed information concerning recent changes within key management positions at the Advisor, the promotion of employees from within the Advisor in 2006 and 2007, the organizational structure and depth of the Advisor’s management team, and the Advisor’s personnel retention efforts;

•	the services provided by the Advisor during the previous year and the services anticipated to be provided in the upcoming year;

•	the Advisor’s efforts in recent years and on an ongoing basis to focus on determining the reasonableness of the investment advisory fees for each of the Munder Funds and, as appropriate, to adjust its investment advisory

Munder Healthcare Fund

Notes to Financial Statements, June 30, 2007 (continued)

fees, including through the addition of contractual fee breakpoints for the Fund in August 2006;

•	the Advisor’s performance, both generally with respect to all the Munder Funds and more specifically with respect to the Fund, as further described below;

•	the Advisor’s efforts in recent years and on an ongoing basis to grow Fund assets through increased marketing efforts and a focus on asset retention;

•	the information provided by the Advisor in its Form ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds; and

•	the terms of the Advisory Agreement.

    Based on these and other factors, the Board concluded that the facts presented to and considered by the Board justified approval of the continuance of the Advisory Agreement.

    (b) The investment performance of the Fund and the Advisor: The Board considered the one-, three-, five- and ten-year and since inception total return, on both a gross and net basis, of the Fund’s Class Y Shares as of December 31, 2006 and compared this information to the performance of the Fund’s benchmark index and the median performance of the Fund’s ”peer group” as categorized by Lipper, Inc. (”Lipper”). In addition, the Board considered the Fund’s one-, three-, five- and ten-year Lipper ”ranking” within the Fund’s peer group on a numeric, percentile and quartile ranking basis, as well as the three-, five- and ten-year and the overall ”star” ratings of the Fund by Morningstar, Inc. (“Morningstar”).

    The Board considered the one-, three-, and five-year total return on a net basis of the Fund’s Class Y Shares as of December 31, 2006 as compared to the performance of a small group of funds deemed by the Advisor to be the most comparable to the Fund. The Board also considered the Fund’s one-, three-, and five-year total return as compared to the performance of other funds in the same Morningstar category as the Fund.

    In this regard, the Board considered that: (1) the Fund’s average annual total returns for Class Y Shares on a gross basis exceeded the performance of the benchmark for the three- and ten-year and since inception periods, but trailed the performance of the benchmark for the one- and five-year periods, (2) the Fund’s average annual total returns for Class Y Shares on a net basis trailed the performance of the benchmark for the one-, three-, five-and ten-

Munder Healthcare Fund

Notes to Financial Statements, June 30, 2007 (continued)

year and since inception periods, (3) the Fund’s average annual total returns for Class Y Shares on a gross basis exceeded the median performance of the Fund’s Lipper peer group for the three-, five-and ten-year periods, but trailed the median performance of the Fund’s Lipper peer group for the one-year period, and (4) the Fund’s average annual total returns for Class Y Shares on a net basis exceeded the median performance of the Fund’s Lipper peer group for the ten-year period, but trailed the median performance of the Fund’s Lipper peer group for the one-, three- and five-year periods.

    Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund should not preclude approval of the continuance of the Advisory Agreement.

    (c) The costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund: The Board considered detailed information provided by the Advisor as to the costs and profitability of the Advisor for the year to date period ended December 28, 2006, and projections by the Advisor as to the costs and profitability of the Advisor over the 12 months ending on December 31, 2007, with respect to all services provided by the Advisor and its affiliates to the Fund and based on certain stated assumptions. Based on these facts, the Board concluded that the costs of the Advisor’s services and the profitability of the Advisor under the Advisory Agreement were not unreasonable.

    (d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale: The Board considered the Advisor’s willingness in recent years and on an on-going basis to review the advisory and other fees of all the Munder Funds for reasonableness and market rate comparability, and, where appropriate, to renegotiate contracts on behalf of the Funds and reduce fees (both directly and through the implementation of contractual breakpoints in certain of the Funds’ advisory fees) in an overall effort to reduce the Funds’ total operating expenses. The Board considered the Advisor’s representation that it will seek to share economies of scale with the Fund’s shareholders through appropriate mechanisms in the future. The Board also considered the additional contractual breakpoints and reduction in breakpoint fees implemented by the Advisor with respect to certain of the Munder Funds in August 2006. Based on these facts, the Board concluded that the Advisor’s efforts in this regard strongly supported approving continuance of the Advisory Agreement.

    (e) A comparison of fee levels of the Fund with those of comparable Funds: The Board considered the Fund’s advisory fees as they compared to those of other funds in the same Morningstar category as the Fund with average assets

Munder Healthcare Fund

Notes to Financial Statements, June 30, 2007 (continued)

in a range comparable to the Fund’s average assets. The Board also considered the Fund’s total operating expense ratio (and certain components of the total expense ratio) in comparison to those of each fund in the same Morningstar category as the Fund. The Board also received separate information prepared by Strategic Insight Mutual Fund Research and Consulting, LLC, a third-party mutual fund data provider, that compared the Fund’s advisory fees at varying asset levels to the fees charged to the Fund’s peers. Based on these facts, the Board concluded that the current advisory fee and total fee levels of the Fund should not preclude approval of the continuance of the Advisory Agreement.

    (f) Benefits derived or to be derived by the Advisor from the relationship with the Fund: The Board considered the Advisor’s representation that, beyond the fees earned by the Advisor and its affiliates for providing services to the Fund, the Advisor may benefit from its relationship with the Fund in the sense that separately managed account clients may view the additional assets under management resulting from managing the Munder Funds as a positive attribute. In addition, the Board noted that the Advisor also may obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. The Board also considered the Advisor’s representation that, although money managers may benefit from the use of ”soft dollars” obtained from broker-dealers through payment of commissions on trades in client accounts, the Advisor believes that soft dollars should be used for the benefit of clients to the maximum extent possible. Based on these facts, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement.

    Based upon its review and evaluation of the information requested and provided and the factors addressed above, among others, and following discussion and having reached certain conclusions as addressed above, the Board unanimously approved the Advisory Agreement for an additional annual period commencing on July 1, 2007.

Munder Healthcare Fund

Notes to Financial Statements, June 30, 2007 (continued)

16.	Trustees and Executive Officers (Unaudited)

    Information about the Trustees and Executive Officers of the Munder Funds as of June 30, 2007, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, are set forth in the table below.

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex
	Position(s) with	Length of	During Past	Overseen	Other Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 59	Trustee and Chairman	Indefinite; Trustee since 2/93; Chairman since 11/04	President and Chief Executive Officer, Capital Automotive Real Estate Services, Inc. (real estate investment operating company specializing in retail automotive properties) (since 12/05); Director, President and Chief Executive Officer, Capital Automotive REIT (real estate investment trust specializing in retail automotive properties) (10/97 to 12/05).	25	None

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 60	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate company) (since 1991).	25	None

David J. Brophy c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 70	Trustee	Indefinite; since 5/93	Professor of Finance, Stephen M. Ross School of Business- University of Michigan (since 8/66).	25	Nighthawk Radiology Holdings, Inc. (since 3/04).

Munder Healthcare Fund

Notes to Financial Statements, June 30, 2007 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex
	Position(s) with	Length of	During Past	Overseen	Other Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 69	Trustee	Indefinite; since 11/89	Vice President, Macomb Community College (since 7/01); Dean, Macomb Community College (since 9/97).	25	None

John Engler c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 58	Trustee	Indefinite; since 2/03	President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (since 10/04); President of State and Local Government/Vice President of Government Solutions for North America, Electronic Data Systems Corp. (computer services) (1/03 to 8/04); Governor of the State of Michigan (1/91 to 1/03).	25	Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Northwest Airlines (since 4/03); Dow Jones & Company (financial news and information company) (since 5/05).

Munder Healthcare Fund

Notes to Financial Statements, June 30, 2007 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex
	Position(s) with	Length of	During Past	Overseen	Other Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 48	Trustee(3)	Indefinite; since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05); Director, Executive Vice President, Chief Financial Officer and Chief Administrative Officer of Taubman Centers, Inc. (1/97 to 6/05).	24	Taubman Centers, Inc. (since 1/97); Masco Corporation (since 12/06).
Arthur T. Porter c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 51	Trustee	Indefinite; since 2/01	Executive Director, McGill University Health Centre (since 4/04); Chairman and Chief Executive Officer, University Radiation Oncology Physicians PC, Griffon Companies (10/03 to 4/04); President and Chief Executive Officer of the Detroit Medical Center (3/99 to 9/03).	25	Adherex Technologies, Inc. (biopharmaceutical company) (since 3/04); LMS Medical Systems (health care technology company (since 1/06); ACE Aviation Holdings Inc. (since 10/06); Air Canada (since 10/06).

Munder Healthcare Fund

Notes to Financial Statements, June 30, 2007 (continued)

Number of
Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex
	Position(s) with	Length of	During Past	Overseen	Other Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Interested Trustee

Michael T. Monahan(4) c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 68	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99).	25	CMS Energy Corporation (energy company) (since 12/02).

(1)	The Trustee may serve until his death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Ms. Payne is a Trustee of MST and MSTII only.

(4)	Mr. Monahan is an “interested person” as defined in the 1940 Act. Mr. Monahan owns stock in Comerica Incorporated, which was the indirect parent company of the Advisor until December 29, 2006. Mr. Monahan also receives retirement and health benefits from Comerica Incorporated.

Term of
Office(1) and
	Position(s) with	Length of
Name, Address and Age	the Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Executive Officers

John S. Adams 480 Pierce Street Birmingham, MI 48009 Age 49	President & Principal Executive Officer	through 2/08; since 4/06	Chief Executive Officer and Chief Investment Officer of Munder Capital Management (investment advisor) (since 12/06); Chief Executive Officer of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); President and Chief Investment Officer of Pierce Street Advisors, LLC (investment advisor) (since 3/06); President and Chief Investment Officer of Munder Capital Management (3/06 to 12/06); Managing Director and Chief Investment Officer, Equities of Munder Capital Management (12/04 to 3/06); Senior Portfolio Manager of Munder Capital Management (6/87 to 12/04).

Munder Healthcare Fund

Notes to Financial Statements, June 30, 2007 (continued)

Term of
Office(1) and
	Position(s) with	Length of
Name, Address and Age	the Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Stephen J. Shenkenberg 480 Pierce Street Birmingham, MI 48009 Age 49	Vice President, Secretary, Chief Legal Officer & Chief Compliance Officer	through 2/08; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (investment advisor) (since 2/05); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); General Counsel and Chief Compliance Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Executive Vice President and General Counsel of Munder Capital Management (7/00 to 2/05); Director of Diversified Strategy Hedge Fund, Ltd. (since 1/06).

Peter K. Hoglund 480 Pierce Street Birmingham, MI 48009 Age 41	Vice President & Principal Financial Officer	through 2/08; since 2/01	Managing Director and Chief Administrative Officer of Munder Capital Management (investment advisor) (since 2/05); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); Chief Administrative Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Chief Administrative Officer of Munder Capital Management (5/00 to 2/05).

Cherie N. Ugorowski 480 Pierce Street Birmingham, MI 48009 Age 38	Treasurer & Principal Accounting Officer	through 2/08; since 8/01	Controller of Munder Capital Management (investment advisor) (since 6/01).

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

    The Statement of Additional Information for the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 438-5789.

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder Healthcare Fund and Board of Trustees of Munder Series Trust II

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Munder Healthcare Fund (the portfolio comprising Munder Series Trust II) (the “Fund”) as of June 30, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder Healthcare Fund of Munder Series Trust II at June 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
August 17, 2007

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BOARD OF TRUSTEES

Thomas D. Eckert, Chairman
John Rakolta, Jr., Vice Chairman
David J. Brophy
Joseph E. Champagne
John Engler
Michael T. Monahan
Lisa A. Payne
Arthur T. Porter
OFFICERS

John S. Adams, President and Principal Executive Officer
Peter K. Hoglund, Vice President and Principal Financial Officer
Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer,
and Chief Compliance Officer
Cherie N. Ugorowski, Treasurer and Principal Accounting Officer
Amy D. Eisenbeis, Assistant Secretary
Mary Ann C. Shumaker, Assistant Secretary
Melanie Mayo West, Assistant Secretary
Kevin R. Kuhl, Assistant Treasurer
David W. Rumph, Assistant Treasurer
Bradford E. Smith, Assistant Treasurer
INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management
Munder Capital Center
480 Pierce Street
Birmingham, MI 48009
TRANSFER AGENT

PFPC Inc.
4400 Computer Drive
Westborough, MA 01581
SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111
DISTRIBUTOR

Funds Distributor, Inc.
100 Summer Street
Boston, MA 02110
LEGAL COUNSEL

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

ANNHC607

Item 2. Code of Ethics.
As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”). During the period covered by this report, no substantive amendments were made to the Code of Ethics. During the period covered by this report, the registrant did not grant any waivers, including any implicit waivers, from any provision of the Code of Ethics.
The Code of Ethics is attached hereto as Exhibit 12(a)(1).
Item 3. Audit Committee Financial Expert.
The registrant’s Board of Trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John Rakolta, Jr., David J. Brophy and Arthur T. Porter are each an “audit committee financial expert” and each is “independent” (as each term is defined in Item 3 of Form N-CSR). Dr. Brophy qualifies as an audit committee financial expert based on his experience as a Professor of Finance at the University of Michigan Business School since 1966, service as a director and advisor to a number of financial services firms and past service as a director of several public companies.
Item 4. Principal Accountant Fees and Services.
As of June 30, 2007, the registrant had one series, the Munder Healthcare Fund. Information provided in response to Item 4 includes amounts billed during the fiscal years ended June 30, 2007 and June 30, 2006 for services rendered by Ernst & Young LLP (“E&Y”), the registrant’s principal accountant, to the Munder Healthcare Fund.
(a) Audit Fees
The aggregate fees billed for professional services rendered by E&Y for the audit of the registrant’s annual financial statements or services normally provided in connection with statutory and regulatory filings for the last two fiscal years ended June 30, 2007 and June 30, 2006 were $14,846 and $16,600, respectively.
(b) Audit Related Fees
The registrant was not billed any fees by E&Y for the last two fiscal years ended June 30, 2007 and June 30, 2006 for the Fund for assurance and related services that were reasonably related to the performance of the audit of the registrant’s financial statements and not otherwise included above.
During the fiscal years ended June 30, 2007 and June 30, 2006, no fees for assurance and related services that relate directly to the operations and financial reporting of the registrant were billed by E&Y to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(c) Tax Fees
The aggregate fees billed for professional services rendered by E&Y for tax compliance, tax advice and tax planning in the form of preparation of excise filings and income tax returns for the last two fiscal years ended June 30, 2007 and June 30, 2006 were $6,115 and $5,880, respectively.
During the fiscal years ended June 30, 2007 and June 30, 2006, no fees for tax compliance, tax advice or tax planning services that relate directly to the operations and financial reporting of the registrant were billed by E&Y to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.
(d) All Other Fees
The aggregate fees billed by E&Y for professional services associated with identifying any passive foreign investment companies that the registrant may hold in order to ensure their appropriate tax treatment for the last two fiscal years ended June 30, 2007 and June 30, 2006 were $194 and $204, respectively.
During the fiscal years ended June 30, 2007 and June 30, 2006, no fees for other services that relate directly to the operations and financial reporting of the registrant were billed by E&Y to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.
(e) Pre-Approval Policies and Procedures
Pursuant to the registrant’s Audit Committee Charter (“Charter”), the Audit Committee is responsible for approving in advance the firm to be employed as the registrant’s independent auditor. In addition, the Charter provides that the Audit Committee is responsible for approving any and all proposals by the registrant, its investment adviser or their affiliated persons or any entity controlling, controlled by, or under common control with the adviser that provides services to the registrant to employ the independent auditor to render permissible non-audit services to such entity, provided those permissible non-audit services relate directly to the operations and financial reporting of the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether such services are consistent with the independent auditor’s independence. The Charter further permits the Audit Committee to delegate to one or more of its members authority to pre-approve permissible non-audit services to the registrant, provided that any pre-approval determination of a delegate be presented to the full Audit Committee at its next meeting. Since November 12, 2002, the Audit Committee has delegated such authority to its Chairman.
Pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X, pre-approval is required for non-audit services billed by E&Y to the registrant’s investment adviser, or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the services relate directly to the operations and financial reporting of the registrant. As disclosed above in Items 4(b) through (d), there were no fees for such services during the applicable periods.
(f) Less than 50 percent of the hours expended on E&Y’s engagement to audit the registrant’s financial statements for the fiscal year ended June 30, 2007 for the Fund were attributed to work performed by persons other than E&Y’s full-time, permanent employees.
(g) E&Y did not bill the registrant for any other non-audit services for the fiscal years ended June 30, 2007 and June 30, 2006 for the Fund other than as disclosed above.

The aggregate non-audit fees billed by E&Y for services rendered to Munder Capital Management, the registrant’s investment adviser, for the fiscal years ended June 30, 2007 and June 30, 2006 were $496,729 and $421,010, respectively. The aggregate non-audit fees billed by E&Y for services rendered to entities controlling, controlled by, or under common control with Munder Capital Management that provide ongoing services to the registrant, for the fiscal years ended June 30, 2007 and June 30, 2006 were $19,132 and $59,000, respectively.
(h) The registrant’s Audit Committee has determined that the non-audit services E&Y has rendered to Munder Capital Management and any entity controlling, controlled by, or under common control with Munder Capital Management that provides ongoing services to the registrant that were not required to be pre-approved by the Audit Committee because they did not relate directly to the operations and financial reporting of the registrant were compatible with maintaining E&Y’s independence.
Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments.
A Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees since the registrant last disclosed its procedures pursuant to Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.
Item 11. Controls and Procedures.
(a) Within 90 days of the filing date of this Form N-CSR, John S. Adams, the registrant’s President and Principal Executive Officer, and Peter K. Hoglund, the registrant’s Vice President and Principal Financial Officer, reviewed the registrant’s disclosure controls and procedures as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Procedures”) and evaluated their effectiveness. Based on their review, Mr. Adams and Mr. Hoglund determined that the Procedures adequately ensure that information required to be disclosed by the registrant in reports on Form N-CSR filed under the Securities

Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods required by the Securities and Exchange Commission.
(b) There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits
(a)(1) The Code of Ethics is attached hereto.
(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, amended are attached hereto.
(a)(3) Not applicable.
(b) The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
MUNDER SERIES TRUST II

By:	/s/ John S. Adams
John S. Adams
President and Principal Executive Officer

Date: September 7, 2007
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John S. Adams
John S. Adams
President and Principal Executive Officer

Date: September 7, 2007

By:	/s/ Peter K. Hoglund
Peter K. Hoglund
Vice President and Principal Financial Officer

Date: September 7, 2007